Exhibit 99.12

First NLC Trust 2005-1

Disclaimer

COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Original Balance ($)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	387	12,715,631.06	32,856.93	14.15	10.635	655	98.25
50,000.01 - 100,000.00	397	28,837,820.46	72,639.35	32.10	9.447	647	93.60
100,000.01 - 150,000.00	152	18,235,631.38	119,971.26	20.30	7.914	633	83.74
150,000.01 - 200,000.00	72	12,692,898.86	176,290.26	14.13	7.404	639	82.34
200,000.01 - 250,000.00	32	7,170,258.23	224,070.57	7.98	7.199	631	81.95
250,000.01 - 300,000.00	18	4,897,667.77	272,092.65	5.45	6.829	647	85.08
300,000.01 - 350,000.00	5	1,601,250.00	320,250.00	1.78	6.815	648	81.10
350,000.01 - 400,000.00	6	2,222,714.01	370,452.34	2.47	6.890	628	85.34
400,000.01 - 450,000.00	1	432,000.00	432,000.00	0.48	5.850	680	63.53
450,000.01 - 500,000.00	1	479,129.79	479,129.79	0.53	6.500	592	87.27
550,000.01 - 600,000.00	1	552,000.00	552,000.00	0.61	6.250	720	84.99

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: $13,750.00
Max: $552,000.00
Average: $83,865.31

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Current Balance ($)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0.01 - 50,000.00	387	12,715,631.06	32,856.93	14.15	10.635	655	98.25
50,000.01 - 100,000.00	397	28,837,820.46	72,639.35	32.10	9.447	647	93.60
100,000.01 - 150,000.00	152	18,235,631.38	119,971.26	20.30	7.914	633	83.74
150,000.01 - 200,000.00	72	12,692,898.86	176,290.26	14.13	7.404	639	82.34
200,000.01 - 250,000.00	32	7,170,258.23	224,070.57	7.98	7.199	631	81.95
250,000.01 - 300,000.00	18	4,897,667.77	272,092.65	5.45	6.829	647	85.08
300,000.01 - 350,000.00	5	1,601,250.00	320,250.00	1.78	6.815	648	81.10
350,000.01 - 400,000.00	6	2,222,714.01	370,452.34	2.47	6.890	628	85.34
400,000.01 - 450,000.00	1	432,000.00	432,000.00	0.48	5.850	680	63.53
450,000.01 - 500,000.00	1	479,129.79	479,129.79	0.53	6.500	592	87.27
550,000.01 - 600,000.00	1	552,000.00	552,000.00	0.61	6.250	720	84.99

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: $13,750.00
Max: $552,000.00
Average: $83,803.17

This Series Term Sheet, including the computational materials herein, was prepared solely by  FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Mortgage Rate (%)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

5.001 - 5.500	1	206,000.00	206,000.00	0.23	5.500	689	49.05
5.501 - 6.000	6	1,285,329.82	214,221.64	1.43	5.893	677	67.81
6.001 - 6.500	61	11,414,992.98	187,131.03	12.71	6.357	662	80.43
6.501 - 7.000	84	12,406,310.65	147,694.17	13.81	6.825	634	80.19
7.001 - 7.500	63	9,110,427.85	144,609.97	10.14	7.323	629	82.17
7.501 - 8.000	76	9,930,842.68	130,668.98	11.05	7.817	607	84.02
8.001 - 8.500	47	4,626,123.24	98,428.15	5.15	8.331	611	83.88
8.501 - 9.000	57	4,391,003.37	77,035.15	4.89	8.778	627	87.92
9.001 - 9.500	76	4,959,916.88	65,262.06	5.52	9.260	686	97.73
9.501 - 10.000	214	14,087,144.56	65,827.78	15.68	9.787	664	98.55
10.001 - 10.500	58	2,885,538.20	49,750.66	3.21	10.252	661	95.99
10.501 - 11.000	93	5,124,450.73	55,101.62	5.70	10.733	639	99.54
11.001 - 11.500	89	3,546,751.72	39,851.14	3.95	11.285	662	99.25
11.501 - 12.000	95	3,663,564.45	38,563.84	4.08	11.872	630	99.01
12.001 - 12.500	48	2,064,638.24	43,013.30	2.30	12.278	630	99.50
12.501 - 13.000	3	98,332.39	32,777.46	0.11	12.717	632	100.00
13.001 - 13.500	1	35,633.80	35,633.80	0.04	13.050	636	99.97

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: 5.500%

Max: 13.050%
Weighted Average: 8.530%

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Loan Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

30 Year Fixed	789	75,841,851.41	84.42	96,124.02	8.305	641	87.73
15 Year Balloon	222	9,237,564.68	10.28	41,610.65	10.630	657	99.20
15 Year Fixed	35	2,941,646.41	3.27	84,047.04	7.944	650	81.09
20 Year Fixed	26	1,815,939.06	2.02	69,843.81	8.199	641	83.88

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Lien Position	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

1	375	52,908,559.34	141,089.49	58.89	7.292	628	81.07
2	697	36,928,442.22	52,981.98	41.11	10.305	664	99.42

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
Remaining Term to Maturity	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
(Months)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

169 - 180	257	12,179,211.09	47,389.93	13.56	9.981	655	94.83
229 - 240	26	1,815,939.06	69,843.81	2.02	8.199	641	83.88
349 - 360	789	75,841,851.41	96,124.02	84.42	8.305	641	87.73

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: 173
Max: 360
Weighted Average: 332

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Seasoning (Months)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0	411	37,306,332.00	90,769.66	41.53	8.195	641	86.34
1	228	18,210,713.61	79,871.55	20.27	8.911	639	89.12
2	266	20,339,221.97	76,463.24	22.64	8.890	642	90.82
3	115	9,630,148.35	83,740.42	10.72	8.353	651	88.74
4	41	3,462,215.24	84,444.27	3.85	8.336	674	95.88
5	3	446,050.30	148,683.43	0.50	7.002	607	88.04
6	1	50,353.02	50,353.02	0.06	9.875	698	100.00
7	6	377,145.87	62,857.65	0.42	11.849	629	99.77
9	1	14,821.20	14,821.20	0.02	9.250	668	100.00

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: 0
Max: 9
Weighted Average: 1

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Original CLTV (%)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

15.01 - 20.00	1	124,000.00	124,000.00	0.14	6.125	636	16.42
20.01 - 25.00	1	109,000.00	109,000.00	0.12	6.250	651	23.96
30.01 - 35.00	2	100,000.00	50,000.00	0.11	9.336	522	33.14
35.01 - 40.00	4	346,328.14	86,582.04	0.39	7.502	581	37.67
40.01 - 45.00	3	435,371.72	145,123.91	0.48	6.655	645	43.34
45.01 - 50.00	5	720,020.56	144,004.11	0.80	6.097	661	48.56
50.01 - 55.00	6	578,362.33	96,393.72	0.64	7.385	563	52.59
55.01 - 60.00	8	1,052,859.55	131,607.44	1.17	7.476	596	57.75
60.01 - 65.00	20	3,149,545.89	157,477.29	3.51	7.361	621	63.37
65.01 - 70.00	23	3,628,370.08	157,755.22	4.04	6.970	630	67.78
70.01 - 75.00	39	5,097,899.19	130,715.36	5.67	7.224	618	73.16
75.01 - 80.00	80	10,281,989.89	128,524.87	11.45	7.492	619	79.49
80.01 - 85.00	49	7,600,280.30	155,107.76	8.46	7.267	628	84.55
85.01 - 90.00	77	10,478,545.73	136,085.01	11.66	7.381	620	89.27
90.01 - 95.00	75	5,636,771.58	75,156.95	6.27	8.348	647	94.61
95.01 - 100.00	679	40,497,656.60	59,643.09	45.08	9.877	666	99.95

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: 16.42%
Max: 100.00%
Weighted Average: 88.61%

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
FICO Score	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

501- 520	7	766,056.80	109,436.69	0.85	9.133	512	73.84
521- 540	19	1,941,669.01	102,193.11	2.16	8.448	533	72.31
541- 560	28	3,493,476.94	124,767.03	3.89	7.870	551	74.72
561- 580	38	4,152,087.66	109,265.46	4.62	7.631	570	79.48
581- 600	51	6,574,499.07	128,911.75	7.32	7.579	590	82.23
601- 620	157	13,437,638.22	85,590.05	14.96	8.508	611	87.75
621- 640	219	15,677,031.05	71,584.62	17.45	9.020	630	89.67
641- 660	161	13,199,908.24	81,987.01	14.69	8.836	650	91.58
661- 680	142	10,643,265.04	74,952.57	11.85	8.811	670	92.40
681- 700	102	7,239,882.52	70,979.24	8.06	8.743	688	92.23
701- 720	56	4,619,063.26	82,483.27	5.14	8.472	711	94.07
721- 740	37	2,747,171.91	74,247.89	3.06	8.320	728	96.98
741- 760	27	2,375,818.41	87,993.27	2.64	8.023	747	90.32
761- 780	15	1,498,906.81	99,927.12	1.67	7.898	767	93.50
781- 800	12	1,359,738.42	113,311.54	1.51	7.944	789	91.53
801- 820	1	110,788.20	110,788.20	0.12	7.250	813	65.29

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Min: 504
Max: 813
Weighted Average: 643

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Use of Proceeds	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Cashout	417	49,436,126.71	55.03	118,551.86	7.620	625	81.74
Purchase	620	36,893,323.11	41.07	59,505.36	9.811	669	98.04
Rate/Term Refinance	35	3,507,551.74	3.90	100,215.76	7.896	610	86.40

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Property Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Single Family	880	75,854,514.38	84.44	86,198.31	8.420	638	88.23
Condo	97	6,000,153.61	6.68	61,857.25	9.203	673	94.83
Duplex	25	2,959,888.54	3.29	118,395.54	8.466	669	79.39
3-4 Unit	34	2,776,522.47	3.09	81,662.43	9.438	671	91.54
Townhouse	36	2,245,922.56	2.50	62,386.74	9.433	645	93.54

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Documentation Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Full	475	46,720,303.81	52.01	98,358.53	7.795	627	85.71
NIV	543	37,004,152.70	41.19	68,147.61	9.543	664	93.76
Stated	40	4,738,444.18	5.27	118,461.10	7.925	627	76.13
12 Month Bank Statements	11	827,635.52	0.92	75,239.59	8.930	633	90.90
24 Month Bank Statements	3	546,465.35	0.61	182,155.12	7.471	683	93.23

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Occupancy Type	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

Owner Occupied	1,054	87,243,625.94	97.11	82,773.84	8.567	642	89.14
Non-Owner Occupied	18	2,593,375.62	2.89	144,076.42	7.298	658	70.80

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Loan Grade	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

A	785	60,498,211.41	77,067.79	67.34	8.737	671	91.74
B	248	25,168,528.59	101,486.00	28.02	8.061	594	83.55
C	39	4,170,261.56	106,929.78	4.64	8.363	534	73.76

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

			Percent of		Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Average
	Mortgage	Principal	Principal	Loan	Gross	Credit	Orginal
Geographic Distribution	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

California	297	27,225,655.70	30.31	91,668.87	8.956	658	91.85
Florida	219	19,328,470.71	21.52	88,257.86	8.220	637	83.65
Illinois	89	7,894,269.14	8.79	88,699.65	8.211	654	88.44
Pennsylvania	46	4,227,279.00	4.71	91,897.37	7.981	645	89.57
Texas	36	3,262,952.92	3.63	90,637.58	8.056	592	84.14
Nevada	31	2,982,310.72	3.32	96,203.57	8.128	641	86.74
Washington	21	2,622,537.44	2.92	124,882.74	7.648	633	92.54
North Carolina	48	2,048,810.66	2.28	42,683.56	9.498	646	95.16
Arizona	30	2,027,069.18	2.26	67,568.97	8.158	637	93.49
Maryland	22	1,881,442.74	2.09	85,520.12	8.708	654	91.34
Massachusetts	18	1,751,660.34	1.95	97,314.46	9.169	630	88.56
Michigan	30	1,641,395.66	1.83	54,713.19	9.000	618	92.81
Virginia	24	1,576,055.33	1.75	65,668.97	9.654	654	92.20
Indiana	17	1,468,092.36	1.63	86,358.37	8.219	619	90.60
Tennessee	27	1,371,906.21	1.53	50,811.34	8.901	632	91.82
Rhode Island	18	1,327,828.28	1.48	73,768.24	9.342	665	84.32
Colorado	18	1,077,176.87	1.20	59,843.16	8.104	612	79.58
Minnesota	9	1,012,200.00	1.13	112,466.67	7.277	609	76.72
Idaho	8	742,128.16	0.83	92,766.02	7.073	610	86.06
Connecticut	10	649,227.71	0.72	64,922.77	9.872	650	87.36
Ohio	11	594,022.07	0.66	54,002.01	8.885	665	96.95
Louisiana	8	543,445.52	0.60	67,930.69	8.807	568	81.61
Oregon	5	531,668.42	0.59	106,333.68	7.321	643	80.75
Georgia	7	445,793.72	0.50	63,684.82	9.010	613	85.70
Wisconsin	9	366,066.26	0.41	40,674.03	10.980	657	100.00
Nebraska	2	347,000.00	0.39	173,500.00	6.895	630	92.44
New Jersey	2	312,737.53	0.35	156,368.77	6.636	600	79.25
Oklahoma	3	246,719.07	0.27	82,239.69	7.997	607	90.71
Kentucky	2	118,400.00	0.13	59,200.00	9.129	578	75.96
Arkansas	1	78,300.00	0.09	78,300.00	7.750	645	90.00
Iowa	1	70,200.00	0.08	70,200.00	10.375	634	77.14
Missouri	2	35,395.08	0.04	17,697.54	12.319	613	97.46
Utah	1	28,784.76	0.03	28,784.76	12.375	614	100.00

Total:	1,072	89,837,001.56	100.00	83,803.17	8.530	643	88.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

First NLC 2005-1 Preliminary Stratifications	1,072 records
Friedman Billings Ramsey

				Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Average	Outstanding	Average	Average	Average
	Mortgage	Principal	Loan	Principal	Gross	Credit	Orginal
Prepayment Penalty Term (Years)	Loans	Balance	Balance	Balance	Coupon	Score	CLTV

0	310	18,240,762.79	58,841.17	20.30	9.435	636	92.86
1	22	1,934,644.06	87,938.37	2.15	8.801	664	81.09
2	53	4,908,037.00	92,604.47	5.46	8.455	651	94.21
3	687	64,753,557.71	94,255.54	72.08	8.273	644	87.22

Total:	1,072	89,837,001.56	83,803.17	100.00	8.530	643	88.61

Loans with Penalty: 79.70%

Margin (%) - ARM Only

ARM Only

ARM Only

ARM Only

ARM Only

Months to Next Adjustment Date

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.